Exhibit 10.2

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2002 with respect to our Executive Stock Purchase Plan under which shares of our class A common stock may be purchased:


                                      Equity Compensation Plan Information

----------------------------- ------------------------------ --------------------------- -----------------------------
       Plan category           Number of securities to be         Weighted-average           Number of securities
                                 issued upon exercise of         Exercise price of         remaining available for
                                  outstanding options,          outstanding options,        future issuance under
                                  warrants and rights           warrants and rights       equity compensation plans
                                                                                            (excluding securities
                                                                                           reflected in column (a))
----------------------------- ------------------------------ --------------------------- -----------------------------
Equity compensation plans                  0                     Not applicable.                     0
approved by security holders
----------------------------- ------------------------------ --------------------------- -----------------------------
Equity compensation plans                  0                     Not applicable.             Not determinable.
not approved by security
         holders

----------------------------- ------------------------------ --------------------------- -----------------------------
           Total                           0                     Not applicable.             Not determinable.
----------------------------- ------------------------------ --------------------------- -----------------------------

Effective August 1, 2002, the Company adopted the Executive Stock Purchase Plan, which is not required to be and was not approved by the Company's shareholders. Under the Executive Stock Purchase Plan, the Committee administering such Plan may determine that the Company assign to officers, executives and directors of the Company and its subsidiaries the Company's options to purchase shares of its class A common stock. See "- Market Information." These options arise only when shareholders of the Company notify the Company that they want to sell their shares of class A common stock. The exercise price of the option is equal to the value of the shares determined as described in "- Market Information." Thus, there is not a fixed number of shares available for issuance under the Executive Stock Purchase Plan, and the number of shares that may be purchased by the participants under that Plan in the future and the exercise prices of future options are not determinable. As of December 31, 2002, there were no options outstanding under the Executive Stock Purchase Plan. As of December 31, 2002, the Company had no equity compensation plans approved by its shareholders.